2022 Wells Fargo Midstream and Utility Symposium December 7-8, 2022

2 Statements contained in this presentation other than statements of historical fact are forward-looking statements. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance presented or suggested in this presentation. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates," "forecasts," "budgets," "projects," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the SEC and available on NuStar’s website at www.nustarenergy.com. We use financial measures in this presentation that are not calculated in accordance with generally accepted accounting principles (“non-GAAP”), and our reconciliations of non- GAAP financial measures to GAAP financial measures are located in the appendix to this presentation. These non-GAAP financial measures should not be considered an alternative to GAAP financial measures. Forward-Looking Statements

3 Our Solid Third Quarter Results Once Again Demonstrated the Strength and Resilience of Our Business 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures ★ Our third quarter 2022 adjusted EBITDA1 was up $9 million, a 6% increase over the third quarter of 2021, excluding the contribution from the Eastern U.S. terminals we sold in October 2021 and the Point Tupper terminal we sold in April of this year Q3 2022Adjusted Net Income1 Fuels Marketing Segment EBITDA1 Q3 2021 Pipeline Segment Adjusted EBITDA1

4 This Year, We Have Also Been Optimizing Our Business to Maximize Our Internally Generated Cash Flows  In March, we kicked off an initiative to optimize our spending across our business to: • Scrutinize every dollar of OPEX and G&A expenses, with the goal of making meaningful strides in our cost structure to maximize internally generated cash flows • High-grade every dollar of our strategic spending to ensure that we only execute projects that meet or beat our internal hurdles and are lean, efficient and effective Since then, we have successfully identified ~$100 million in cost and spending reductions, across 2022 and 2023 We plan to continue to optimize our spending to increase our free cash flow in 2023 1 1 1 2022 Optimization Initiative Results: Aggregate 2022 and 2023 cost and spending reductions ~$100MM

5 Our 3Q 2022 Debt Ratio Demonstrates the Strength of Our Business and the Positive Impact of Optimization on Our Operations and Our Asset Footprint 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 1 1 1 1 1 Debt-to-EBITDA Ratio 3.99x4.24x 1 1 4Q21 3.79x 3Q22 4Q20 1 1  In 2021, through a combination of strong EBITDA generation and debt reduction from sale of the non-core East Coast assets, we reduced our debt-to-EBITDA ratio to 3.99x By the end of 3Q 2022, we were able to reduce our debt-to-EBITDA even further, to 3.79x, with the help of our optimization initiative and our sale of Point Tupper

Thanks to Our Efforts, NuStar is on Target to Deliver a Solid Full-Year 2022

Repurchased **Series D Preferred Units** in November

- 6.9MM, or 30% of total outstanding Series D
- Completed the first step in our plan to redeem the Series D by year-end 2024

Generating **Strong EBITDA** in 2022

- Expecting $700-730MM[1]

Targeting **Healthy Debt-to-EBITDA Metric** at Year-end

- Aiming to close 2022 at ~4.0x

1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures.

6

7 Over the Course of 2022, We Have Continued to Focus Our Strategic Capital Program on Our Core Asset Footprint Crude Supply/Export Renewable Fuels Refined Products • Permian Crude System • Corpus Christi Crude System • St. James Terminal • Midcontinent • Colorado/NM/Texas • Northern Mexico • Established: • West Coast Network • Ethanol & bio-diesel blending • Developing: • Ammonia System Total Estimated 2022 Strategic Spending: 105-125MM West Coast Renewable Fuels Storage (~$10MM in 2022) Permian Crude Pipeline System (~$60MM in 2022)

8 Carbon Emissions Reduction Goals Generate Growing Demand for NuStar’s Well-positioned Midstream Logistics, Now and in the Future Stockton Selby Wilmington Gulf Coast Supply Singapore Supply Exports to Canada Tacoma Portland ★ Regulatory priorities on the West Coast and in Canada continue to dramatically increase demand for renewable fuels in the region ★ At the same time, obtaining permits for greenfield projects is difficult, which increases the value of existing assets ★ Our West Coast terminals have the access and optionality to receive and distribute renewable fuels across the West Coast 0 50 100 150 200 250 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 D ie se l V o lu m e , M B P D Fossil Diesel Biomass-Based + Renewable Diesel Source: IHS Markit California’s Transportation Fuel Supply With Low- Carbon Fuel Standard Compliance From Petroleum Diesel Alternatives Renewable Fuels

9 ★ We expect our market share to increase in 2022, along with associated EBITDA, as we complete additional projects presently in planning or under construction • We intend to continue converting tankage to renewable fuels as the market demands ★ Our facilities are positioned to benefit from new production and conversion projects for renewable diesel, sustainable aviation fuel (SAF), ethanol and other renewable fuels across the region BIODIESEL ETHANOL RENEWABLE DIESEL 5% 9% 19% NuStar’s Proportionate Share of California’s Renewable Fuels Market (Total Volume for the Four Quarters Ended June 30, 20221) Source: California Air Resource Board (CARB) 1 – Most recent data available We Have Captured a Significant (and Still Growing) Proportion of the Region’s Renewable Fuels Supply… SUSTAINABLE AVIATION FUEL 77% Renewable Fuels

Renewable Fuels

… And We Continue to Partner With Key Customers to Develop Our Renewable Fuels Network, as LCFS Mandates Expand to Additional Markets

NuStar

★ Since establishing ourselves as an "early mover" in the renewable fuels logistics market on the West Coast over five years ago, we have developed an extensive renewable fuels logistics network to serve key global producers that spans across our West Coast footprint

★ Our West Coast assets now generate ***more than 30%*** of our storage segment revenues, and our revenue is expected to continue to grow as we complete additional projects across our West Coast footprint

		Complete
Portland	Convert 36,000 bbls to **biodiesel**	✓
	Convert 57,000 bbls to **renewable diesel**	✓
	Convert additional 43,000 bbls to **renewable diesel**	Q1 2023
Selby	Construct truck-loading for **renewable diesel**	✓
	Multimodal shipment of **SAF**	✓
	Convert 208,000 to **SAF**	✓
	Modify rail to handle **renewable feedstock** offloading	✓
Stockton	Convert 30,000 bbls to **biodiesel**	✓
	Convert 73,000 bbls to **renewable diesel** and expand **renewable diesel** handling to all 15 rail spots	✓
	Convert 151,000 bbls to **renewable diesel**	✓
	Connect to **ethanol** unit train offload facility	✓
Wilmington	Convert 160,000 bbls to **renewable diesel**	✓
	Reconfigure dock for enhanced marine capability	1H26 Est.


NuStar's West Coast Terminals Renewable Fuel Growth*
MBPY
7000
6000
5000
4000
3000
2000
1000
0
Portland
Selby
Stockton
Wilmington
2017
2018
2019
2020
2021
2022E

* Includes biodiesel, ethanol, renewable diesel, renewable feedstock and SAF. 2022 estimated based on volumes through October 2022

10

11 Ammonia, the World’s Second-most Widely Used Chemical, Offers Significant “Greening” Opportunities  Ammonia is the basic building block for all types of nitrogen fertilizer which is an essential nutrient for growing plants • About 90% of the 200 million tons of ammonia (worth almost $80 billion in the aggregate) produced each year is used for fertilizer • About 50% of the world’s food production depends on ammonia  Traditional fossil-fuel ammonia production is estimated to contribute about 1.6% of global GHG emissions, which has driven interest in its de-carbonization • “Blue” ammonia is produced with natural gas, but the associated emissions are captured and stored • “Green” ammonia is produced using “renewable” electricity to power an electrolyser to extract hydrogen from water and an air separation unit to extract nitrogen from air, which are then combined, through a chemical reaction powered by renewable electricity, to produce ammonia  In addition, “blue” and “green” ammonia have potential for use as lower-carbon alternative fuels: for engines/turbines to generate electricity, in alkaline fuel cells, as an up-to-70% blend ICE vehicles and for the maritime industry  Ammonia can also be a lower-cost option for transporting hydrogen, which can be used for fuel cells or other applications. Ammonia is easier to transport and store than hydrogen, as it doesn’t require cryogenic or high-pressure storage and can be relatively easily cracked to convert it to hydrogen NH3 Gas Turbine NH3 Fuel-cell Ship 70% NH3-fueled Car 50% of World’s Food Production Depends on NH3 Sources: Science Magazine, IHS Markit, Argus, Research & Markets Global Ammonia Report Renewable Fuels

Renewable Fuels

We are Also Developing Near- and Long-term Opportunities for Our Ammonia System, Both Renewable and Conventional

- ★ Our Ammonia System spans >2,000 miles from Louisiana north along the Mississippi to Missouri, and then Northwest and East, to Nebraska and Indiana
  - Today, we provide the lowest-cost option for transporting both imported and domestically produced ammonia to fertilize crops in our nation's "breadbasket"
- ★ We have capacity available to transport additional volumes, including "blue" or "green" ammonia
  - Currently running ~30 MBPD (~3,500 STPD[1]), but have operating capacity close to ~50 MBPD (~5,500 STPD)
- ★ While our Ammonia system currently represents ~5% of our pipeline segment revenues, we expect the system's utilization, and revenue contribution, will increase as we complete projects in progress and in development


SD
MN
NuStar West Leg
~740 Miles
6",8"
MI
NE
IA
IL
IN
KS
MO
NuStar East Leg
~430 Miles
6"/8"
NuStar Main Leg
~830 Miles
8"/10"
TN
OK
AR
MS
AL
St. James
TX
LA
Third-party terminal
NuStar Energy L.P.

1 – short tons per day

12

13 U.S. Gasoline and Diesel Demand is Expected to Remain Strong Through 2023 ★ Gasoline demand in the United States recovered throughout 2021 and is on track to remain near pre- Covid levels in 2022 and 2023 ★ Diesel demand exceeded pre- Covid levels starting in the first quarter of 2022 and is on track to remain at or near those levels through the remainder of 2022 and into 2023 Source: ESAI Refined Products 86% 98% 100% 96% 91% 97% 95% 93% 95% 97% 97% 95% 98% 101% 95% 90% 97% 96% 75% 80% 85% 90% 95% 100% 105% 110% 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2023 U.S. Gasoline & Diesel Demand (as a % of Pre-Covid Demand) Gasoline Diesel

14 NuStar’s Refined Products Systems Serve Key Markets Across the Midcontinent and Texas… Midcontinent Systems- ★ CENTRAL EAST: A 2,500-mile pipeline system with multiple delivery options • East Pipeline – This system serves important markets across the Midwest/West, with flexible refined product supply from refineries in McPherson, Kansas, El Dorado, Kansas and Ponca City, Oklahoma • North Pipeline – System flows from North Dakota to the Twin Cities, serving both rural markets and large cities with refined product supply from Mandan, North Dakota refinery ★ CENTRAL WEST: Comprised of over 2,200 miles of structurally exclusive pipeline, supplied from the McKee, Texas refinery serving markets in Texas and nearby states South Texas Systems- ★ Around 700 miles of structurally exclusive pipeline, supplied from refineries located in Corpus Christi and Three Rivers, Texas serving markets in Texas and northern Mexico Refined Products

15 70% 94% 100% 95% 105% 105% 97% 99% 99% 98% 0% 20% 40% 60% 80% 100% 120% Apr-20 Aug-20 Oct-20 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Percentage of Pre-COVID Demand Central West Region South Texas Central East Region Overall 1 … And Our Markets Have Proven Resilient (and are Expected to Continue to See Strong, Consistent Demand) Our resilient asset base recovered quickly from April 2020’s pandemic low  Full-year 2021 refined product throughputs were approximately 105% of our full- year 2019 (pre-Covid) levels Our refined product throughputs for 3Q 2022 were approximately 100% of (pre- Covid) levels, despite operational issues at customer refineries in 3Q 2022 1 – Comparison versus 2019 demand; applicable periods adjusted for Northern Mexico projects for a comparable presentation; includes on-road product demand in our storage system; 2 – Comparison versus 2020 demand; applicable periods adjusted for Northern Mexico projects; includes on-road product demand in our storage system Total Refined Products 2 11 1 1 2 1 1 2 1 1 Refined Products

16 Refinery Utilization is Expected to Continue to Improve in 2023 to Keep Pace With Demand Source: ESAI 93% 81% 89% PADD 2 91% 61% 85% PADD 4 93% 79% PADD 3 86% 2020 Low 2021 Avg. 92% 75% 85% 2019 Avg. Total U.S. 90% 91% 94% 90% 93% 90% 95% 93% 89% 57% 4 79% 86% 54% 76% 87% 86% PADD 5 91% 58% 79% 79% 87% PADD 1 89% 57% 81% 93% 91% 2022 Avg. 2023 Avg. Global Refinery Utilization (2019-2023) U.S. Refinery Utilization (by PADD, 2019-2023) 87% 78% 83% 85% 86% 2019 Avg 2020 Low 2021 Avg 2022 Avg 2023 Avg ★ Global refinery utilization has been rising steadily since the pandemic, with the U.S. (90%), Asia (86%), and Europe (94%) gaining ground, while Russia (73%) and the Middle East (81%) continue to lag ★ U.S. refinery utilization in 2022 is at 90% and expected to average 93% in 2023, up 5% and 8% over the 2021 average, respectively Crude Supply/ExportRefined Products

17 The Permian Basin is Leading the U.S. Shale Rebound, With Our Permian System Continuing to Outperform ★ Because of its superior geology and low breakeven costs, the Permian Basin’s shale production: • Exited 2021 at 5.1 MMBPD, representing approximately 55% of the nation’s total shale output • Is projected to exit 2022 at 6.0 MMBPD, representing 18% growth compared to 2021 exit ★ As of October, our system’s throughput volumes are now up 43% above Covid lows, while the rest of the Permian is up 27% from Covid lows ★ We expect to exit 4Q 2022 at ~600 MBPD, which is approximately 15% higher than our 2021 exit of ~520 MBPD Source: Rystad, ESAI - Crude Supply/Export 4.4 4.5 4.7 5.2 5.6 5.4 6.3 0 2 4 6 8 2019 2020 2021 2022 2023 M M B P D Permian Basin Oil Production Outlook (Avg as of Oct. 2022) ESAI Rystad 379% 151% 0% 100% 200% 300% 400% C u m u la ti v e M o n th ly G ro w th ( % ) NuStar's System Throughput Growth & Recovery is Outpacing the Permian Basin NS Growth Permian Growth 0 1 2 3 4 5 6 7 8 9 10 11 MMbpd Th o u sa n d s Permian Oil Production (2018-2025) WTI @ $50 WTI @ $70 WTI @ $90 WTI @ $110 Actuals

18 Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures Our “Core of the Core” Location has Attracted Top-tier Customers Whose Activity is Supporting Steady Growth ★ The quality of geological formations underlying our system attracts the strongest customers • ~66% of our system’s revenue is generated from investment-grade (IG) rated and Non-IG BB-rated entities1 25% 28% 47% Major Private Other Public NS System Producer-type2 (% Average Daily Volume) Producer Average Cost of Debt, Weighted by Acreage: 6.2% 3 ★ We averaged 580 MBPD in 3Q22 (our best quarter since we acquired the system in 2017) • And we expect our 4th quarter to average around 600 MBPD ★ Our producers have maintained a floor of around 20 rigs throughout 2022, and recently increased the count to around 30 rigs which provide an important platform for growth $7 $12 $14 $12 $19 $27 $27 $23 $31 $35 $39 $38 $33 $38 $33 $37 $43 $46 $47 $49 $56 $62 139 159 187 211 266 314 327 349 370 395 435 453 400 423 418 402 450 502 516 510 522 580 0 100 200 300 400 500 $0 $10 $20 $30 $40 $50 $60 2 Q 1 7 3 Q 1 7 4 Q 1 7 1 Q 1 8 2 Q 1 8 3 Q 1 8 4 Q 1 8 1 Q 1 9 2 Q 1 9 3 Q 1 9 4 Q 1 9 1 Q 2 0 2 Q 2 0 3 Q 2 0 4 Q 2 0 1 Q 2 1 2 Q 2 1 3 Q 2 1 4 Q 2 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 EBITDA ($MM) System Receipts (Avg MBPD) NS Permian Crude System Performance (by Quarter) * Adjusted * 1 – For the nine months ended September 30, 2022 3 – As of November 16, 2022 2 – For the month ended September 30, 2022 Crude Supply/Export

19 Producers in the Basin Remain Committed to Permian Growth “Delivered strong quarterly oil and gas production, including record Permian production of nearly 560,000 oil equivalent barrels per day to better serve demand; year-on-year, total production increased 50,000 oil-equivalent barrels per day.” The activity that was added in the second half of this year will place us in a strong position for 2023, as our Permian production will have grown by over 100,000 boe per day in the first quarter. Our fourth quarter production is expected to grow approximately 18% from the fourth quarter of last year. “The company’s third quarter Permian Basin unconventional production totaled over 700,000 barrels of oil equivalent per day, up over 12 percent from last year’s quarter.” In the Lower 48, we do expect to see continued growth… in the fourth quarter, and then the Permian should modestly exceed that kind of low single-digits that we expect out of the Lower 48. Source: 3Q 2022 Earnings Call Transcripts/Press Releases Crude Supply/Export

Crude Supply/Export

We are Investing in Our Permian System in Pace With Our Producers' Growth

NuStar

	May 2017	Current
System Capacity	220,000	700,000
Receipt Points	122	332
Pipeline Miles	~600	~1022
Storage (bbls)	900,000	1,600,000

Dedicated Acres	500,000
AMI	4,200,000


Martin Co.
Howard Co.
Colorado City Terminal
Big Spring Terminal and Truck Station
Delek Big Spring Refinery
Centurion
Enterprise
Stanton Terminal
Glasscock Co.
Midland Co.
Sunoco
Plains
EPIC PL

- Third-party Connections
- NuStar Terminals
- NuStar Truck Unloading Facilities

Delivery Locations

Midland:
- ★ Plains Cactus I & II, Basin, Sunrise and others
- ★ Enterprise Midland to Echo
- ★ Sunoco Permian Express
- ★ EPIC
- ★ Lotus Centurion
- ★ Wink-to-Webster

Colorado City:
- ★ Sunoco WTG, Permian Express
- ★ Bridgetex
- ★ Plains Basin
- ★ Sunrise II

Other:
- ★ Delek Big Spring Refinery

20

21 99.8 90.4 96.4 98.6 101.1 103.1 103.9 104.7 85 90 95 100 105 2019 2020 2021 2022 2023 2024 2025 2026 M M b p d As Global Demand Recovers, Corpus Christi is Expected to Continue to be the Export Hub Best Positioned for Future Growth  Corpus Christi has remained the dominant Gulf Coast crude exports hub since 2020. • In 2022, 60% of the U.S. Gulf Coast’s total export volumes left via Corpus Christi-based terminals  So far this year, recovering global demand and the ongoing war in Ukraine have increased U.S. Gulf Coast exports to pre-pandemic levels  Improved global refined product demand should continue to lead the way to further recovery in global crude demand Source: RBN Energy, ESAI Global Crude Oil Demand 60%23% 7% 10% U.S. Gulf Coast Crude Exports by Hub (2022 YTD) Corpus Christi Houston Beaumont Louisiana Global Refined Product Demand* *Comprised of gasoline and diesel demand Crude Supply/Export 54.3 49.2 52.6 53.6 54.4 55.2 55.6 55.9 45 47 49 51 53 55 57 2019 2020 2021 2022 2023 2024 2025 2026 M M b p d

Crude Supply/Export

Our Corpus Christi Crude System's MVCs- for Export and Local Refinery Supply- Provide Strength & Stability

NuStar

★ The heart of our Corpus Christi Crude System (CCCS) is our North Beach Terminal, which receives barrels from our South Texas Crude Oil Pipeline System, our 12" Three Rivers Supply Pipeline and our 30" pipeline from Taft, as well as from third-party pipeline connections

★ In July 2022, we extended our MVC contract with Trafigura for an additional year and a half, through December 2024

In-bound Capacity	***Storage Capacity***	***Outbound Capacity***
TOTAL: 1.2MMBPD • South Texas Crude System 16" Pipeline - 240MBPD • Taft 30"- 720MBPD and expandable • Harvest 16" Pipeline - 240MBPD	TOTAL: 3.9MMbbl • *Potential expansion* *0.4MMbbl*	TOTAL: 1.2MMBPD • Export Docks- 750MBPD to 1.0MMBPD • Refinery Supply- 220MBPD

★ Unlike most other midstream operators in the Port of Corpus Christi, NuStar provides unparalleled optionality for marine exports *and* extensive connectivity to local refineries

★ U.S. shale production growth and improving global demand will drive the recovery and growth in our CCCS volumes


NuStar's Corpus Christi Crude System
Average Throughputs/Quarter
MBPD
400
200
0
390
33%
67%
379
40%
60%
340
37%
63%
287
27%
73%
341
29%
71%
319
3Q 2021
4Q 2021
1Q 2022
2Q 2022
3Q 2022
CCCS Refinery Throughputs
CCCS Dock Throughputs
CCCS MVCs

22

23 In 2022, We Have Continued to Focus on NuStar’s Strategic Priorities Optimizing Our Business to Increase Cash Flow Strengthening Our Balance Sheet Promoting Our ESG Excellence Our Strategic Priorities: 1. 2. 3.

Big Springs, TX Appendix

NuStar By-the-numbers

- Common Unit Price[1]: $16.59
- Distribution/CU/Year: $1.60
- Yield[1]: 9.6%
- Market Cap[1]: ~$1.8 billion
- Credit Ratings:
  - *Moody's: Ba3 (Stable)*
  - *S&P: BB- (Stable)*
  - *Fitch: BB- (Stable)*
- Enterprise Value[1]: ~$6.2 billion
- Total Assets: ~$5.0 billion
- Pipeline Miles: ~10,000
- Pipeline Volumes[2]: 1.9MMBPD
- Storage Capacity: ~49MMB
- Storage Throughput Volumes[2]: 439MBPD


NYSE: NS
NuStar
Energy L.P.
CRUDE OIL

1. As of December 2, 2022
2. Average daily volume for the quarter ended September 30, 2022

25

26 NuStar Sustainability Highlights Issued 2021 Sustainability Report including Scope 1 & 2 GHG Emissions 2 US only; See Sustainability report on NuStar website for additional information 2

27 Long-term Commitments From Creditworthy Customers 60% 13% 27% Investment-grade Large Private or International (Not rated) Other NuStar Investment-grade Customers (% Pipeline/Storage 2022 YTD Revenues as of September 30, 2022) 30% 41% 29% Take-or-pay Contracts Structurally Exclusive Other Pipeline Segment Contracted1 Revenues (% 2022 Forecast – as of 3Q22) 66% 34% Take-or-pay Contracts Other Storage Segment Contracted Revenues (% 2022 Forecast – as of 3Q22) 1 - Committed through take or pay contracts or through structural exclusivity (uncommitted lines serving refinery customers with no competition)

28 $993 $403 $322 $600 $500 $550 $600 $74 $2 $8 $0 $250 $500 $750 $1,000 $1,250 Liquidity 2022 2023-2024 2025 2026 2027 2028-2029 2030 2038-2041 2043 Revolver Receivables Financing Senior Unsecured Notes GO Zone Financing Sub Notes $1B LIQUIDITY ($MM)1 Liquidity and Debt Maturity Schedule ★ In January 2022, we extended the term our $1.0 billion revolver through April 2025 and our receivables financing agreement through January 2025 ★ We utilized proceeds from recent asset sales to pay-off bond maturities and further reduce debt balances ★ We had over $993 million available on our revolver at the end of the third quarter of 2022, and our debt maturity runway is cleared until 2025 Debt Maturities ($MM)1 1 – Balances as of September 30, 2022

29 Capital Structure as of September 30, 2022 ($ in Millions) $1.0B Credit Facility $ 2 NuStar Logistics Notes (5.625%) 550 NuStar Logistics Notes (5.75%) 600 NuStar Logistics Notes (6.00%) 500 NuStar Logistics Notes (6.375%) 600 NuStar Logistics Sub Notes 403 GO Zone Bonds 322 Receivables Financing 74 Finance Lease Liability 56 Other (35) Total Debt $3,072 Common Equity and AOCI $ 169 Series A, B and C Preferred Units 756 Series D Preferred Units 631 Total Equity1 1,556 Total Capitalization $4,628 ★ As of September 30, 2022: • Credit facility availability ~$993MM • Debt-to-EBITDA ratio2 3.79x 1 - Total Equity includes Partners’ and Mezzanine Equity (Series D Preferred Units) 2 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures

30 Reconciliation of Non-GAAP Financial Information

31 Reconciliation of Non-GAAP Financial Information (continued)

32 Reconciliation of Non-GAAP Financial Information (continued)

33 Reconciliation of Non-GAAP Financial Information (continued)

34 Reconciliation of Non-GAAP Financial Information (continued)

35 NuStar Contact Information INVESTOR RELATIONS And for additional information about corporate sustainability at NuStar, visit https://sustainability.nustarenergy.com/ SUSTAINABILITY (210) 918-INVR (4687) InvestorRelations@NuStarEnergy.com Sustainability@NuStarEnergy.com